                          SECURITIES AND EXCHANGE COMMISSION

                                  450 FIFTH STREET, NW
                                WASHINGTON, DC  20549

                                       FORM 8-K
                                    CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

                                  NOVEMBER 25, 1997
                           (DATE OF EARLIEST EVENT REPORTED)

                            PNC MORTGAGE SECURITIES CORP.
         AS DEPOSITOR, CERTIFICATE ADMINISTRATOR AND MASTER SERVICER UNDER A
                           POOLING AND SERVICING AGREEMENT
                             DATED AS OF NOVEMBER 1, 1997
                            PROVIDING FOR THE ISSUANCE OF

                                   $828,189,240.58

                          MORTGAGE PASS-THROUGH CERTIFICATES
                                    SERIES 1997-8

            Delaware                   333-38121      T/B/D

        (State or other            (Commission       (IRS Employer
        jurisdiction of            File Number)      Identification
        Incorporation)                               Number)

                                75 NORTH FAIRWAY DRIVE
                            VERNON HILLS, ILLINOIS  60061

                       (Address of principal executive offices)

                 Registrant's telephone number, including area code:

                                    (847) 549-6500

Item 5.  OTHER EVENTS

DESCRIPTION OF THE CERTIFICATES AND THE MORTGAGE POOL.

    On November 25, 1997 (the "Closing Date"), PNC Mortgage Securities Corp. (the "Company"), pursuant to a pooling and servicing agreement, dated as of November 1, 1997, between the Company, as Depositor, Certificate Administrator and Master Servicer, IndyMac, Inc., as Master Servicer, and U.S. Bank National Association, as the Trustee, caused the Mortgage Pass-Through Certificates, Series 1997-8, to be issued (the "Certificates") which consist of the following thirty-eight classes: (i) Class I-A-1, (ii) Class II-A-1, Class II-A-2, Class II-A-3, Class II-A-4, Class II-A-5, Class II-A-6, Class II-A-7, Class II-A-8, Class II-A-9 and Class II-A-10 (the "Group II-A Certificates"), (iii) Class III-PT (together with the Class I-A-1 and Group II-A Certificates, the "Class A Certificates"), (iv) Class I-P, Class II-P and Class III-P (the "Class P Certificates") (v) Class I-X-1 and Class I-X-2 (the "Class I-X Certificates"), Class II-X and Class III-X (together with the Class I-X Certificates, the "Class X Certificates"), (vi) Class I-B-1, Class I-B-2 and Class I-B-3 (the "Group I Senior Subordinate Certificates"), (vii) Class I-B-4, Class I-B-5 and Class I-B-6 (the "Group I Junior Subordinate Certificates" and, together with the Group I Senior Subordinate Certificates, the "Group I-B Certificates"), (viii) Class II-B-1, Class II-B-2 and Class II-B-3 (the "Group II Senior Subordinate Certificates"), (ix) Class II-B-4, Class II-B-5 and Class II-B-6 (the "Group II Junior Subordinate Certificates" and, together with the Group II Senior Subordinate Certificates, the "Group II-B Certificates"), (x) Class III-B-1, Class III-B-2 and Class III-B-3 (the "Group III Senior Subordinate Certificates"), (xi) Class III-B-4, Class III-B-5 and III-B-6 (the "Group III Junior Subordinate Certificates" and, together with the Group III Senior Subordinate Certificates, the "Group III-B Certificates"), and (xii) Class R (the "Residual Certificates" and, together with the Class A, Class X and Class P Certificates, the "Senior Certificates"). The Class I-A-1, Class I-P, Class I-X and Group I-B Certificates are sometimes referred to as the "Group I Certificates", the Group II-A, Class II-P, Class II-X, Group II-B and Class R Certificates are sometimes referred to as the "Group II Certificates" and the Class III-PT, Class III-P, Class III-X and Group III-B Certificates are sometimes referred to as the "Group III Certificates". The Group I Certificates, the Group II Certificates and the Group III Certificates are each a "Certificate Group". The Class II-A-8 and Class II-A-9 Certificates are sometimes referred to as the "Lockout Certificates". The Class I-X-1 and Class I-X-2 Certificates are sometimes referred to as the "LIBOR Certificates". The Class I-X-1 Certificates are sometimes referred to as the "Floater Certificates" and the Class I-X-2 Certificates are sometimes referred to as the "Inverse Floater Certificates".
__________________________




    Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Prospectus, dated November 24, 1997, and Prospectus Supplement, dated November 24, 1997, of PNC Mortgage Securities Corp., relating to its Mortgage Pass-Through Certificates, Series 1997-8.

    The Group I Senior Subordinate Certificates, Group II Senior Subordinate Certificates and Group III Senior Subordinate Certificates are collectively referred to as the "Senior Subordinate Certificates". The Group I Junior Subordinate Certificates, Group II Junior Subordinate Certificates and Group III Junior Subordinate Certificates are collectively referred to as the "Junior Subordinate Certificates". The Group I-B, Group II-B and Group III-B Certificates are collectively referred to as the "Subordinate Certificates" or "Class B Certificates". Only the Senior Certificates and the Senior Subordinate Certificates (collectively, the "Offered Certificates") are offered to the public pursuant to the Company's Prospectus dated November 24, 1997 (the "Base Prospectus"), and Prospectus Supplement dated November 24, 1997 (the "Prospectus Supplement", and together with the Base Prospectus, the "Prospectus"). The Junior Subordinate Certificates are not offered pursuant to the Prospectus.

    The Certificates evidence all the beneficial ownership interest in a trust (the "Trust") established by the Company, the assets of which consist of a pool of conventional fixed-rate one- to four-family residential and cooperative apartment mortgage loans with original terms to maturity of not more than 30 years (the "Mortgage Loans") deposited by the Company, and certain other assets, as described in the Prospectus. Certain of the Mortgage Loans will be master serviced by the Company (the "PNC Loans") and certain of the Mortgage Loans will be master serviced by IndyMac, Inc. (the "IndyMac Loans" and each of the Company and IndyMac, in such capacity, a "Master Servicer"). The Mortgage Pool (as described in the Prospectus) consists of three groups of Mortgage Loans ("Loan Group I", "Loan Group II" and "Loan Group III", and each, a "Loan Group"). The Mortgage Loans in Loan Group I are sometimes referred to as the "Group I Loans", the Mortgage Loans in Loan Group II are sometimes referred to as the "Group II Loans" and the Mortgage Loans in Loan Group III are sometimes referred to as the "Group III Loans". The Group I Certificates will correspond to the Group I Loans, which consist of fixed-rate Mortgage Loans with terms to maturity of not more than 30 years. The Group II Certificates will correspond to the Group II Loans, which consist of fixed-rate Mortgage Loans with terms to maturity of not more than 30 years. The Group III Certificates will correspond to the Group III Loans, which consist of fixed-rate Mortgage Loans with terms to maturity of not more than 15 years. Distributions of interest and principal on the Group I Certificates, the Group II Certificates and the Group III Certificates will be solely based on interest and principal received or advanced with respect to the Group I Loans, Group II Loans and Group III Loans, respectively. The rights of the holders of the Class B Certificates of a Certificate Group to receive distributions with respect to the Mortgage Loans in the related Loan Group will be based solely on interest and principal received or advanced with respect to such Loan Group, and will be subordinate to the rights of the holders of Class B Certificates of such Certificate Group with lower numerical designations and the Senior Certificates of such Certificate Group to the extent described in the Prospectus.

    The Company has caused an election to be made to treat the Trust as a "real estate mortgage investment conduit" (a "REMIC") for federal income tax purposes. All of the certificates issued by the Trust, other than the Class R Certificates, represent ownership of REMIC "regular interests". The Class R Certificates represent ownership of the REMIC

"residual interest" in the Trust. See "Certain Federal Income Tax
Consequences" in the Prospectus Supplement and in the Prospectus.

    The Offered Certificates evidence interests only in the Trust and are payable solely from amounts received with respect thereto.

    The initial Class Principal Balance, initial Remittance Rate and Last Scheduled Distribution Date for each Class of Offered Certificates is set forth in the table below:


                         INITIAL CLASS        INITIAL                LAST SCHEDULED
       CLASS           PRINCIPAL BALANCE  REMITTANCE RATE (1)       DISTRIBUTION DATE
       -----           -----------------  -------------------       -----------------
    Class I-A-1       $ 363,533,005.00        7.250%                 January 25, 2028
    Class II-A-1         85,246,108.00        7.000%                 December 25, 2027
    Class II-A-2         72,411,210.00        7.000%                 December 25, 2027
    Class II-A-3         65,563,181.00        7.000%                 December 25, 2027
    Class II-A-4          6,388,029.00        7.000%(2)              December 25, 2027
    Class II-A-5         10,490,109.00        7.000%(3)              December 25, 2027
    Class II-A-6            555,409.00        7.000%(4)              December 25, 2027
    Class II-A-7          7,423,000.00        7.000%                 December 25, 2027
    Class II-A-8         59,639,283.00        7.000%                 December 25, 2027
    Class II-A-9          4,901,652.00        7.000%                 December 25, 2027
    Class II-A-10        10,086,644.00        7.000%                 December 25, 2027
    Class III-PT        100,539,062.00        6.750%                 December 25, 2012
    Class I-X-1                 --            Variable Rate (5)      January 25, 2028
    Class I-X-2                 --            Variable Rate (6)      January 25, 2028
    Class II-X                  --            7.000%(7)              December 25, 2027
    Class III-X                 --            6.750%(8)              December 25, 2012
    Class I-P               152,576.72          (9)                  January 25, 2028
    Class II-P              142,701.19          (9)                  December 25, 2027
    Class III-P             201,782.40          (9)                  December 25, 2012
    Class I-B-I          10,725,313.00        7.250%                 January 25, 2028
    Class I-B-2           6,825,198.00        7.250%                 January 25, 2028
    Class I-B-3           4,290,125.00        7.250%                 January 25, 2028
    Class II-B-1         11,132,668.00        7.000%                 December 25, 2027
    Class II-B-2          3,254,164.00        7.000%                 December 25, 2027
    Class II-B-3          1,712,718.00        7.000%                 December 25, 2027
    Class III-B-1         2,244,486.00        6.750%                 December 25, 2012
    Class III-B-2           417,579.00        6.750%                 December 25, 2012
    Class III-B-3           313,184.00        6.750%                 December 25, 2012
    Class R                      50.00        7.000%                 January 25, 2028




__________________________

(1) Interest distributed to the Offered Certificates (other than the Class P Certificates, which are not entitled to receive distributions of interest) on each Distribution Date will have accrued during the preceding calendar month at the applicable per annum Remittance Rate, except for the LIBOR Certificates which will accrue interest during the period from the 25th day of the month prior to each Distribution Date to the 24th day of the month of such Distribution Date.

(2) On each Distribution Date on or before the Class II-A-4 Accretion Termination Date (as defined in the Prospectus), an amount equal to the Class II-A-4 Accrual Amount (as defined in the Prospectus) will be added to the Class II-A-4 Principal Balance, and such amount will be distributed as principal to other Classes of Certificates as described in the Prospectus and will not be distributed as interest to the Class II-A-4 Certificates.

(3) The Class II-A-5 Certificates are comprised of Component II-A-5-1 and Component II-A-5-2 (each as defined in the Prospectus). The interest and principal distributable to the Class II-A-5 Certificates will be based on the interest and principal allocable to each Component (as defined in the Prospectus) thereof. On each Distribution Date prior to the Component II-A-5-1 Accretion Termination Date (as defined in the Prospectus), an amount equal to the Component II-A-5-1 Accrual Amount (as defined in the Prospectus) will be added to the Component II-A-5-1 Principal Balance, and such amount will be distributed as principal to other Components and Classes of Certificates as described in the Prospectus and will not be distributed as interest to Component II-A-5-1. On each Distribution Date prior to the Component II-A-5-2 Accretion Termination Date (as defined in the Prospectus), an amount equal to the Component II-A-5-2 Accrual Amount (as defined in the Prospectus) will be added to the Component II-A-5-2 Principal Balance, and such amount will be distributed as principal to another Class of Certificates as described in the Prospectus and will not be distributed as interest to Component II-A-5-2.

(4) On each Distribution Date on or before the Class II-A-6 Accretion Termination Date (as defined in the Prospectus), an amount equal to the Class II-A-6 Accrual Amount (as defined in the Prospectus) will be added to the Class II-A-6 Principal Balance, and such amount will be distributed as principal to other Classes of Certificates as described in the Prospectus and will not be distributed as interest to the Class II-A-6 Certificates.

(5) The initial Remittance Rate for the Class I-X-1 Certificates will be 5.250% per annum. Thereafter, the Class I-X-1 Certificates will accrue interest at a per annum rate equal to four multiplied by LIBOR (as defined in the Prospectus) minus 17.500%, subject to a minimum and maximum Remittance Rate of 0% and 14.500% per annum, respectively. The Class I-X-1 Certificates will accrue interest on the Class I-X-1 Notional Amount (as defined in "Description of the Certificates--Distributions of Interest" in the Prospectus). The Class I-X-1 Notional Amount as of the Cut-Off Date will be approximately $21,674,172. The Class I-X-1 Certificates will not be entitled to receive distributions of principal.

(6) The initial Remittance Rate for the Class I-X-2 Certificates will be 9.250% per annum. Thereafter, the Class I-X-2 Certificates will accrue interest at a per annum rate equal to 32.000% minus four multiplied by LIBOR, subject to a minimum and maximum Remittance Rate of 0% and 14.500% per annum, respectively. The Class I-X-2 Certificates will accrue interest on the Class I-X-2 Notional Amount (as defined in "Description of the Certificates--Distributions of Interest" in the Prospectus). The Class I-X-2 Notional Amount as of the Cut-Off Date was approximately $21,674,172. The Class I-X-2 Certificates are not entitled to receive distributions of principal.

(7) The Remittance Rate on the Class II-X Certificates is 7.000% per annum.
    The Class II-X Certificates will accrue interest on the Class II-X Notional Amount (as defined in "Description of the Certificates--Distributions of Interest" in the Prospectus). The Class II-X Notional Amount as of the Cut-Off Date was approximately $35,143,021. The Class II-X Certificates are not entitled to receive distributions of principal.

(8) The Remittance Rate on the Class III-X Certificates is 6.750% per annum. The Class III-X Certificates will accrue interest on the Class III-X Notional Amount (as defined in "Description of the Certificates--Distributions of Interest" in the Prospectus). The Class III-X Notional Amount as of the Cut-Off Date was approximately $9,303,707. The Class III-X Certificates are not entitled to receive distributions of principal.

(9) The Class I-P, Class II-P and Class III-P Certificates are not entitled to receive distributions of interest.

    The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance outstanding as of November 1, 1997 (the "Cut-Off Date"), after deducting payments due on or before that date, of approximately $836,949,643. The Group I Loans, Group II Loans and Group III Loans have an aggregate principal balance outstanding as of the Cut-Off Date, after deducting payments due on or before that date, of approximately $390,011,349, $342,543,635 and $104,394,658, respectively.

           The Mortgage Loans are secured by first mortgages or first deeds of trust or other similar security instruments creating first liens on one- to four-family residential properties or shares of stock relating to cooperative apartments (the "Mortgaged Properties"), which may include detached homes, duplexes, townhouses, individual condominium units, individual units in planned unit developments and other attached dwelling units which are part of buildings consisting of more than four units (so long as the property subject to the lien of the related Mortgage consists of no more than four units other than cooperative apartments), and having the additional characteristics described in the Prospectus.

    Each Mortgage Loan will have a first payment date during the period from June, 1991 through January, 1998, inclusive, and will have an original term to maturity of not more than 30 years in the case of Group I Loans and Group II Loans and 15 years in the case of Group III Loans.

LOAN GROUP I

    As of the Cut-Off Date, the Mortgage Interest Rate on each Group I Loan was not less than 6.875% and not more than 9.750% per annum. As of the Cut-Off Date, the weighted average of the Mortgage Interest Rates on the Group I Loans was approximately 8.363% per annum. As of the Cut-Off Date, the Pass-Through Rate for each Group I Loan was not less than 6.450% and not more than 9.450% per annum. As of the Cut-Off Date, the weighted average of the Pass-Through Rates for the Group I Loans was approximately 8.053% per annum. As of the Cut-Off Date, 2,893 of the Group I Loans with an aggregate principal balance of $324,056,135 were PNC Loans, and 560 of the Group I Loans with an aggregate principal balance of $65,955,214 were IndyMac Loans.

    All of the Group I Loans have principal and interest payable on the first day of each month (the "Due Date"). None of the Group I Loans are Buydown Loans. The latest original scheduled maturity of any Group I Loan is December 2027. Each of the Group I Loans have original terms to maturity of not more than 30 years, and as of the Cut-Off Date, the weighted average remaining term to maturity (adjusted for Curtailments) of the Group I Loans was approximately 356.1 months. At origination, based upon an appraisal of the Mortgaged Property securing each Group I Loan, approximately 91.0% of the Group I Loans had Loan-to-Value Ratios less than or equal to 80%, and approximately 9.0% of the Group I Loans had Loan-to-Value Ratios greater than 80% but less than or equal to 95%. No Group I Loan had a Loan-to-Value Ratio as origination greater than 95%. At origination, the weighted average of the Loan-to-Value Ratios of the Group I Loans was approximately 73.5%. As of the Cut-Off Date, the weighted average of the Loan-to-Value Ratios of the Group I Loans was approximately 73.4%. As of the Cut-Off Date, approximately 8.8% of the Group I Loans were covered by a Primary Insurance Policy.

Approximately 96.9% of the Group I Loans with Loan-to-Value Ratios as of the Cut-Off Date in excess of 80% were covered by a Primary Insurance Policy. At origination, each Group I Loan had a principal balance of not less than $22,500 nor more than $247,500, and the average principal balance of the Group I Loans as of the Cut-Off Date was approximately $112,949. Approximately 70.3% of the Group I Loans were secured by owner-occupied Mortgaged Properties which were the primary residences of the related Mortgagors, based solely on representations of the Mortgagors obtained at the origination of the related Group I Loans, and approximately 3.9% of the Group I Loans were secured by owner-occupied Mortgaged Properties which were second or vacation homes of the related Mortgagors, based solely on such representations. Approximately 25.8% of the Group I Loans were secured by Mortgaged Properties which were investor properties of the related Mortgagors, based solely on such representations. Approximately 0.5% of the Group I Loans were secured by interests in cooperative apartments. The aggregate principal balance of Group I Loans originated under reduced and no documentation programs (including certain Group I Loans for which verification of income and deposits was not required), which generally limit the original Loan-to-Value Ratio of the Group I Loan, was approximately $270,348,220 which was approximately 69.3% of Loan Group I. As of the Cut-Off Date, the weighted average of the Loan-to-Value Ratios of such Group I Loans originated under such reduced and no documentation programs was approximately 71.0%.

    Approximately 27.6% of the Group I Loans are secured by Mortgaged
Properties located in California; 7.6%, in Colorado; 6.3%, in Florida; 6.2% , in Arizona; 5.4%, in New York; and no other single state contains Mortgaged Properties securing more than 5.0% of the Group I Loans. No more than 0.2% of the Group I Loans are secured by Mortgaged Properties located in any one California zip code area, and no more than 0.3% of the Group I Loans are secured by Mortgaged Properties located in any other single zip code area.
Approximately 45.8% of the Group I Loans were originated for the purpose of refinancing existing mortgage debt, including cash-out refinancings. Approximately 54.2% of the Group I Loans were originated for the purpose of purchasing the Mortgaged Property.

LOAN GROUP II

    As of the Cut-Off Date, the Mortgage Interest Rate on each Group II Loan was not less than 7.000% and not more than 9.250% per annum. As of the Cut-Off Date, the weighted average of the Mortgage Interest Rates on the Group II Loans was approximately 8.001% per annum. As of the Cut-Off Date, the Pass-Through Rate for each Group II Loan was not less than 6.700% and not more than 8.960% per annum. As of the Cut-Off Date, the weighted average of the Pass-Through Rates for the Group II Loans was approximately 7.715% per annum. As of the Cut-Off Date, 1,028 of the Group II Loans with an aggregate principal balance of $341,302,416 were PNC Loans, and 4 of the Group II Loans with an aggregate principal balance of $1,241,219 were IndyMac Loans.

    All of the Group II Loans have principal and interest payable on the Due Date. None of the Group II Loans are Buydown Loans. The latest original scheduled maturity of any Group II Loan is November 2027. Each of the Group II Loans have original terms to maturity of not more than 30 years, and as of the Cut-Off Date, the weighted average remaining term to maturity (adjusted for Curtailments) of the Group
II Loans was approximately 357.7 months. At origination, based upon an appraisal of the Mortgaged Property securing each Group II Loan, approximately 86.8% of the Group II Loans had Loan-to-Value Ratios less than or equal to 80%, and approximately 13.2% of the Group II Loans had Loan-to-Value ratios greater than 80% but less than or equal to 95%. At origination, the weighted average of the Loan-to-Value Ratios of the Group II Loans was approximately 74.2%. As of the Cut-Off Date, the weighted average of the Loan-to-Value Ratios of the Group II Loans was approximately 74.1%.
As of the Cut-Off Date, approximately 12.6% of the Group II Loans were covered by a Primary Insurance Policy. Approximately 96.4% of the Group II Loans with Loan-to-Value ratios as of the Cut-Off Date in excess of 80% were covered by a Primary Insurance Policy. At origination, each Group II Loan had a principal balance of not less than $214,650 nor more than $2,500,000 and the average principal balance of the Group II Loans as of the Cut-Off
Date was approximately $331,922. Approximately 93.7% of the Group II Loans were secured by owner-occupied Mortgaged Properties which were the primary residences of the related Mortgagors, based solely on representations of the Mortgagors obtained at the origination of the related Group II Loans, and approximately 2.7% of the Group II Loans were secured by owner-occupied Mortgaged Properties which were second or vacation homes of the related Mortgagors, based solely on such representations. Approximately 3.6% of the Group II Loans were secured by Mortgaged Properties which were investor properties of the related Mortgagors, based solely on such representations. Approximately 0.3% of the Group II Loans are secured by interests in cooperative apartments. The aggregate principal balance of Group II Loans originated under reduced and no documentation programs (including certain
Group II Loans for which verification of income and deposits was not required), which generally limit the original Loan-to-Value Ratio of the Group II Loan, was approximately $114,917,051, which was approximately 33.5% of Loan Group II. As of the Cut-Off Date, the weighted average of the Loan-to-Value Ratios of such Group II Loans originated under such reduced and no documentation programs was approximately 69.5%.

    Approximately 46.1% of the Group II Loans are secured by Mortgaged Properties located in California; 5.1%, in New York; 5.1%, in Illinois; and no other single state contains Mortgaged Properties securing more than 5% of the Group II Loans. No more than 1.4% of the Group II Loans are secured by Mortgaged Properties located in any one California zip code area, and no more than 0.8% of the Group II Loans are secured by Mortgaged Properties located in any other single zip code area. Approximately 47.5% of the Group II Loans were originated for the purpose of refinancing existing mortgage debt, including cash-out refinancings. Approximately 52.5% of the Group II Loans were originated for the purpose of purchasing the Mortgaged Property.

LOAN GROUP III

    As of the Cut-Off Date, the Mortgage Interest Rate on each Group III Loan was not less than 6.500% and not more than 9.250% per annum. As of the Cut-Off Date, the weighted average of the Mortgage Interest Rates on the Group III Loans was approximately 7.615% per annum. As of the Cut-Off Date, the Pass-Through Rate for each Group III Loan was not less than 6.260% and not more than 8.970% per annum. As of the Cut-Off Date, the weighted average of the Pass-Through
Rates for the Group III Loans was approximately 7.339% per annum. All of the Group III Loans are PNC Loans.

    All of the Group III Loans have principal and interest payable on the Due Date. None of the Group III Loans are Buydown Loans. The latest original scheduled maturity of any Group III Loan is November 2012. Each of the Group III Loans have original terms to maturity of not more than 15 years, and, as of the Cut-Off Date, the weighted average remaining term to maturity (adjusted for Curtailments, except with respect to Balloon Loans) of the Group III Loans was approximately 176.0 months. The weighted average remaining term to maturity for Loan Group III was determined without regard to the amortization schedules of the Balloon Loans in Loan Group III. As of the Cut-Off Date, approximately 4.0% of the Group III Loans, with an aggregate principal balance of $4,194,955, by the terms of the related Mortgages will not fully amortize by their stated maturity dates (each, a "Balloon Loan"). At origination, based upon an appraisal of the Mortgaged Property securing each Group III Loan, approximately 96.8% of the Group III Loans had Loan-to-Value Ratios less than or equal to 80%, and approximately 3.2% of the Group III Loans had Loan-to-Value Ratios greater than 80% but less than or equal to 95%. No Group III Loan had a Loan-to-Value Ratio at origination greater than 95%. At origination, the weighted average of the Loan-to-Value Ratios of the Group III Loans was approximately 69.4%. As of the Cut-Off Date, the weighted average of the Loan-to-Value Ratios of the Group III Loans was approximately 68.6%. As of the Cut-Off Date, approximately 3.5% of the Group III Loans were covered by a Primary Insurance Policy. All of the Group III Loans with Loan-to-Value Ratios as of the Cut-Off Date in excess of 80% were covered by a Primary Insurance Policy. At origination, each Group III Loan had a principal balance of not less than $22,000 nor more than $1,000,000 and the average principal balance of the Group III Loans as of the Cut-Off Date was approximately $241,096. Approximately 94.0% of the Group III Loans were secured by owner-occupied Mortgaged Properties which were the primary residences of the related Mortgagors, based solely on representations of the Mortgagors obtained at the origination of the related Group III Loans, and approximately 3.1% of the Group III Loans were secured by owner-occupied Mortgaged Properties which were second or vacation homes of the related Mortgagors, based solely on such representations. Approximately 2.9% of the Group III Loans were secured by Mortgaged Properties which were investor properties of the related Mortgagors, based solely on such representations. None of the Group III Loans are secured by interests in cooperative apartments. The aggregate principal balance of Group III Loans originated under reduced and no documentation programs (including certain Group III Loans for which verification of income and deposits was not required), which generally limit the original Loan-to-Value Ratio of the Group III Loan, was approximately $21,952,893, which was approximately 21.0% of Loan Group III. As of the Cut-Off Date, the weighted average of the Loan-to-Value Ratios of such Group III Loans originated under such reduced and no documentation programs was approximately 65.2%.

    Approximately 34.6% of the Group III Loans are secured by Mortgaged Properties located in California; 5.6% in Texas; 5.2% in Michigan; and no other single state contains Mortgaged Properties securing more than 5% of the Group III Loans. No more than 1.1% of the Group III Loans were secured by Mortgaged Properties located in any one California zip code area, and no more than 1.6% of the Group III Loans were secured by Mortgaged Properties located in any other single zip code area.
Approximately 57.4% of the Group III Loans were originated for the purpose of refinancing existing mortgage debt, including cash-out refinancings. Approximately 42.6% of the Group III Loans were originated for the purpose of purchasing the Mortgaged Property.

    Each Master Servicer will receive a fee (the "Master Servicing Fee") for its services as Master Servicer under the Pooling Agreement. Each Master Servicer will retain as its Master Servicing Fee an amount which will be calculated as a per annum percentage for each related Mortgage Loan. The Master Servicing Fee with respect to each Group I Loan will range from a minimum of 0.035% to a maximum of 0.045%, with a weighted average of 0.040%. The Master Servicing Fee with respect to each Group II Loan will range from a minimum of 0.035% top a maximum of 0.095%, with a weighted average of 0.051%. The Master Servicing Fee with respect to each Group III Loan will range from a minimum of 0.025% to a maximum of 0.045%, with a weighted average of 0.040%.

    The Servicing Fee with respect to each Group I Loan ranges from a minimum of 0.200% to a maximum of 0.375%, with a weighted average of 0.266%. The Servicing Fee with respect to each Group II Loan ranges from a minimum of 0.150% to a maximum of 0.375%, with a weighted average of 0.229%. The Servicing Fee with respect to each Group III Loan ranges from a minimum of 0.200% to a maximum of 0.250%, with a weighted average of 0.231%. See "Description of the Certificates -- Servicing Compensation and Payment of Expenses" in the Prospectus for information regarding other possible compensation to the Company and the servicers.

    Pursuant to the Pooling Agreement, the Company (in its capacity as Certificate Administrator) will calculate LIBOR and amounts payable to the Certificateholders and provide certain other administrative services as specified in the Pooling Agreement. The Certificate Administrator will receive a fee (the "Certificate Administrator Fee") for its services as Certificate Administrator under the Pooling Agreement. The Certificate Administrator Fee with respect to each Mortgage Loan shall be 0.005% per annum. The Company, in its capacity as Certificate Administrator and Master Servicer, will be responsible for paying the fees of the Trustee. The Company will also pay all expenses incurred in connection with its activities as Certificate Administrator under the Pooling Agreement.

    The following tables describe additional characteristics of the Mortgage Loans for each Loan Group as of the Cut-Off Date. All percentages set forth below have been calculated based on the principal balance of the Mortgage Loans in the applicable Loan Group as of the Cut-Off Date. Note that the sum of the percentages set forth under the heading "% of Aggregate Balance of Loan Group" in each of the tables that follow may not equal 100% due to rounding.

              a) Number of loans:  3,453
              b) Mortgage Interest Rates:  1997-8 Group I



                                       AGGREGATE      PERCENTAGE
              MORTGAGE     NUMBER      BALANCES AS    OF AGGREGATE
              INTEREST       OF        OF THE CUT-    BALANCE OF
              RATE (MIR)   LOANS       OFF DATE       THE POOL
              ----------   ------  ----------------   ------------
                 6.875%        1  $       46,670.44       0.01 %
                 7.000%        2  $      154,254.56       0.04 %
                 7.125%        2  $      224,229.98       0.06 %
                 7.250%        5  $      595,063.95       0.15 %
                 7.375%       15  $    2,004,392.43       0.51 %
                 7.500%       29  $    3,472,536.34       0.89 %
                 7.625%       44  $    5,477,289.49       1.40 %
                 7.750%       87  $   10,640,792.74       2.73 %
                 7.875%      205  $   26,793,013.64       6.87 %
                 8.000%      278  $   34,210,860.76       8.77 %
                 8.125%      263  $   32,135,541.25       8.24 %
                 8.250%      469  $   55,094,925.66      14.13 %
                 8.375%      446  $   50,738,458.18      13.01 %
                 8.500%      543  $   59,119,172.03      15.16 %
                 8.625%      276  $   29,648,101.27       7.60 %
                 8.750%      342  $   34,157,076.79       8.76 %
                 8.875%      274  $   29,073,926.42       7.45 %
                 9.000%      125  $   12,326,472.37       3.16 %
                 9.125%       17  $    1,324,899.07       0.34 %
                 9.250%       15  $    1,324,615.10       0.34 %
                 9.375%        6  $      512,445.35       0.13 %
                 9.500%        3  $      344,823.62       0.09 %
                 9.625%        2  $      213,429.46       0.05 %
                 9.750%        4  $      378,358.32       0.10 %
                           -----   ----------------    -----------
                TOTAL       3453  $  390,011,349.22     100.00 %
                           =====   ================

          c)  Pass-Through Rates:  1997-8 Group I



                               AGGREGATE                  WEIGHTED AVERAGE
                               BALANCES AS    WEIGHTED        SCHEDULED
               RANGE OF        OF THE CUT-    AVERAGE      REMAINING TERM
          PASS-THROUGH RATES   OFF DATE       MIRS          (in months)
          ------------------ --------------  -----------  ----------------
           6.251 -  6.500%  $     46,670.44     6.875%          319
           6.501 -  6.750%  $    266,574.10     7.053%          358
           6.751 -  7.000%  $    904,550.04     7.262%          358
           7.001 -  7.250%  $  6,270,625.17     7.484%          357
           7.251 -  7.500%  $ 18,255,834.29     7.741%          359
           7.501 -  7.750%  $ 59,634,348.74     7.954%          357
           7.751 -  8.000%  $ 92,615,163.89     8.219%          358
           8.001 -  8.250%  $106,676,214.99     8.453%          357
           8.251 -  8.500%  $ 65,339,574.19     8.712%          355
           8.501 -  8.750%  $ 35,903,222.45     8.917%          353
           8.751 -  9.000%  $  2,649,514.17     9.187%          357
           9.001 -  9.250%  $  1,006,829.04     9.455%          355
           9.251 -  9.500%  $    442,227.71     9.732%          357
                            ---------------    ------         ------
                            $390,011,349.22     8.363% *        357 *
                            ===============


          * Represents a weighted average (by principal balance) of all the Mortgage Loans.

               d) Original Principal Balances:  1997-8 Group I



                                                  AGGREGATE       PERCENTAGE
                                      NUMBER      BALANCES AS     OF AGGREGATE
               ORIGINAL                 OF        OF THE CUT-     BALANCE OF
               BALANCES               LOANS       OFF DATE        POOL
               -------------------    ------  ----------------    ------------
               $ 50,000 OR LESS         181  $    7,808,580.46       2.00 %
               $ 50,001 - 75,000        656  $   41,312,056.53      10.59 %
               $ 75,001 - 100,000       739  $   65,591,020.19      16.82 %
               $100,001 - 150,000     1,117  $  138,137,553.82      35.42 %
               $150,001 - 200,000       630  $  110,132,468.21      28.24 %
               $200,001 - 250,000       130  $   27,029,670.01       6.93 %
                                      ------  ----------------    ------------
               TOTAL                  3,453  $  390,011,349.22     100.00 %
                                      ======  ================


               Outstanding principal balance of the smallest Mortgage Loan at the Cut-Off Date: $ 22,485.66

               Outstanding principal balance of the largest Mortgage Loan at the Cut-Off Date: $247,500.00

               e)  Years of initial Monthly Payment:  1997-8 Group I



                                      AGGREGATE         PERCENTAGE
                 YEAR      NUMBER     BALANCES AS       OF AGGREGATE
                  OF         OF       OF THE CUT-       BALANCE OF
                PAYMENT    LOANS      OFF DATE          POOL
                -------    ------  ----------------     ------------
                  1994         3  $      290,333.54       0.07 %
                  1995         1  $      117,371.59       0.03 %
                  1996         5  $      346,786.89       0.09 %
                  1997      3418  $  386,313,357.20      99.05 %
                  1998        26  $    2,943,500.00       0.75 %
                           ------  ----------------     ------------
                TOTAL       3453  $  390,011,349.22     100.00 %
                           ======  ================

               f)  Current Loan-to-Value Ratios:  1997-8 Group I



                                          AGGREGATE         PERCENTAGE
                 CURRENT       NUMBER     BALANCES AS       OF AGGREGATE
               LOAN-TO-VALUE     OF       OF THE CUT-       BALANCE OF
                  RATIOS       LOANS      OFF DATE          POOL
               --------------  ------  ----------------     ------------
               60.00% OR LESS    457  $   44,805,430.56      11.49 %
               60.01-70.00%      530  $   58,868,529.05      15.09 %
               70.01-75.00%      934  $  107,054,806.49      27.45 %
               75.01-80.00%     1207  $  144,341,587.63      37.01 %
               80.01-85.00%       30  $    3,545,779.63       0.91 %
               85.01-90.00%      249  $   25,003,452.38       6.41 %
               90.01-95.00%       46  $    6,391,763.48       1.64 %
                               ------  ----------------     ------------
                    TOTAL       3453  $  390,011,349.22     100.00 %
                               ======  ================

          g)  Types of Mortgaged Properties:  1997-8 Group I

                                             AGGREGATE      PERCENTAGE
                                 NUMBER      BALANCES AS    OF AGGREGATE
          PROPERTY                 OF        OF THE CUT-    BALANCE OF
          TYPES                   LOANS      OFF DATE       POOL
          ------------           ------  -----------------  ------------
          SINGLE FAMILY DETACHED   2530  $  289,432,921.38      74.21 %
          DUPLEX                    211  $   21,901,656.86       5.62 %
          TRIPLEX                    76  $    9,179,393.44       2.35 %
          FOURPLEX                   73  $    8,838,898.28       2.27 %
          TOWNHOUSE                   8  $      699,782.51       0.18 %
          CONDOMINIUM               305  $   30,341,981.12       7.78 %
          PLANNED UNIT DEVELOPMENT  202  $   25,145,451.31       6.45 %
          HI-RISE CONDO              26  $    2,628,224.05       0.67 %
          HOUSING COOPERATIVES       22  $    1,843,040.27       0.47 %
                                 ------  -----------------  ------------
          TOTAL                    3453  $  390,011,349.22     100.00 %
                                 ======  =================

          h)  Geographic Distribution by state:   1997-8 Group I

                                             AGGREGATE         PERCENTAGE
                                 NUMBER      BALANCES AS       OF AGGREGATE
                                   OF        OF THE CUT-       BALANCE OF
          STATE                  LOANS       OFF DATE          POOL
          --------------------   ------  -----------------     ------------
          ALABAMA                    15  $    1,516,976.48       0.39 %
          ALASKA                      2  $      213,412.89       0.05 %
          ARIZONA                   241  $   24,254,266.84       6.22 %
          ARKANSAS                    1  $       52,692.10       0.01 %
          CALIFORNIA                840  $  107,809,042.57      27.64 %
          COLORADO                  258  $   29,599,472.89       7.59 %
          CONNECTICUT                23  $    2,619,103.02       0.67 %
          DELAWARE                    1  $       92,695.56       0.02 %
          DISTRICT OF COLUMBIA        2  $      265,848.06       0.07 %
          FLORIDA                   241  $   24,591,426.74       6.31 %
          GEORGIA                   112  $   12,329,496.34       3.16 %
          HAWAII                     35  $    4,879,035.70       1.25 %
          IDAHO                      52  $    4,546,542.67       1.17 %
          ILLINOIS                  131  $   15,429,860.15       3.96 %
          INDIANA                    17  $    1,461,586.42       0.37 %
          IOWA                        7  $      581,985.10       0.15 %
          KANSAS                      5  $      444,883.53       0.11 %
          KENTUCKY                    6  $      352,650.57       0.09 %
          LOUISIANA                   2  $      170,540.30       0.04 %
          MAINE                       1  $      130,000.00       0.03 %
          MARYLAND                   40  $    3,764,118.65       0.97 %
          MASSACHUSETTS              51  $    5,922,269.45       1.52 %
          MICHIGAN                   94  $    9,103,749.92       2.33 %
          MINNESOTA                  33  $    4,001,104.90       1.03 %
          MISSISSIPPI                 4  $      411,878.00       0.11 %
          MISSOURI                   25  $    2,435,005.29       0.62 %
          MONTANA                    23  $    2,285,266.99       0.59 %
          NEBRASKA                    6  $      697,343.34       0.18 %
          NEVADA                    110  $   11,450,247.95       2.94 %
          NEW HAMPSHIRE               4  $      451,014.44       0.12 %
          NEW JERSEY                 79  $    9,935,173.50       2.55 %
          NEW MEXICO                 37  $    3,646,195.67       0.93 %
          NEW YORK                  166  $   20,909,771.69       5.36 %
          NORTH CAROLINA             23  $    2,339,944.91       0.60 %
          OHIO                       72  $    6,391,333.21       1.64 %
          OKLAHOMA                   12  $    1,483,478.39       0.38 %
          OREGON                    158  $   18,115,365.82       4.64 %
          PENNSYLVANIA               33  $    3,805,687.12       0.98 %
          RHODE ISLAND                7  $      627,002.51       0.16 %
          SOUTH CAROLINA             16  $    1,705,591.46       0.44 %
          TENNESSEE                  18  $    2,074,662.80       0.53 %
          TEXAS                     152  $   13,827,183.39       3.55 %
          UTAH                      126  $   14,843,016.23       3.81 %
          VERMONT                     2  $      182,785.40       0.05 %
          VIRGINIA                   54  $    5,918,799.26       1.52 %
          WASHINGTON                 90  $   10,085,201.56       2.59 %
          WEST VIRGINIA               3  $      205,321.20       0.05 %
          WISCONSIN                  20  $    1,749,442.49       0.45 %
          WYOMING                     3  $      301,875.75       0.08 %
                                 ------  -----------------     ------------
                          TOTAL    3453  $  390,011,349.22     100.00 %

          i)  Scheduled maturity years:  1997-8 Group I

                                   AGGREGATE        PERCENTAGE
               YEAR    NUMBER      BALANCES AS      OF AGGREGATE
                OF       OF        OF THE CUT-      BALANCE OF
             MATURITY  LOANS       OFF DATE         POOL
             --------  ------  ------------------   ------------
                2016        1   $       88,583.69       0.02 %
                2017       68   $    6,505,447.80       1.67 %
                2022        1   $       41,959.30       0.01 %
                2024        3   $      290,333.54       0.07 %
                2025        1   $      117,371.59       0.03 %
                2026        9   $      941,794.97       0.24 %
                2027     3370   $  382,025,858.33      97.95 %
                       ------  ------------------   ------------
             TOTAL       3453   $  390,011,349.22     100.00 %
                       ======  ==================

          Weighted average (by principal balance) remaining term
          (adjusted for curtailments) of the Mortgage Loans
          calculated as of the Cut-Off Date:  356.1


          Latest scheduled maturity of any Mortgage Loan: December, 2027

          j)  Original Terms:  1997-8 Group I

                                          AGGREGATE        PERCENTAGE
                             NUMBER       BALANCES AS      OF AGGREGATE
             LOAN TERM         OF         OF THE CUT-      BALANCE OF
            (IN MONTHS)      LOANS        OFF DATE         POOL
          ---------------    ------   ----------------     ------------
                240              69   $   6,594,031.49       1.69 %
                300               1   $      41,959.30       0.01 %
                346               1   $     138,591.37       0.04 %
                357               1   $     135,732.10       0.03 %
                360            3381   $ 383,101,034.96      98.23 %
                             ------   ----------------     ------------
             TOTAL             3453   $ 390,011,349.22     100.00 %
                             ======   ================

          k)  Documentation Program Types:  1997-8 Group I

                                                  AGGREGATE      PERCENTAGE
                                       NUMBER     BALANCES AS    OF AGGREGATE
                                         OF       OF THE CUT-    BALANCE OF
          LOAN TYPE                    LOANS      OFF DATE       POOL
          -------------------------    ------  ----------------  ------------
          NO RATIO                      630   $   72,222,895.18      18.52 %
          FULL DOCUMENTATION           1143   $  119,663,129.33      30.68 %
          LIMITED DOCUMENTATION        1680   $  198,125,324.71      50.80 %
                                       ------  ----------------  ------------
                            TOTAL      3453   $  390,011,349.22     100.00 %
                                       ======  ================

          a)Number of loans:1032
          b)Mortgage Interest Rates: 1997-8 Group II

                                   AGGREGATE      PERCENTAGE
          MORTGAGE     NUMBER      BALANCES AS    OF AGGREGATE
          INTEREST       OF        OF THE CUT-    BALANCE OF
          RATE (MIR)   LOANS       OFF DATE       THE POOL
          ----------   ------  ----------------   ------------
             7.000%        5   $   1,844,447.42       0.54 %
             7.125%        8   $   2,613,402.80       0.76 %
             7.250%       24   $   8,238,095.00       2.40 %
             7.375%       25   $   9,132,232.49       2.67 %
             7.500%       74   $  23,847,320.67       6.96 %
             7.625%       87   $  27,969,763.08       8.17 %
             7.750%      123   $  41,018,279.17      11.97 %
             7.875%      174   $  56,544,723.20      16.51 %
             8.000%      122   $  40,600,211.06      11.85 %
             8.100%        1   $     292,814.36       0.09 %
             8.125%       95   $  29,548,677.55       8.63 %
             8.250%       74   $  25,915,533.09       7.57 %
             8.375%       49   $  17,021,596.30       4.97 %
             8.500%       52   $  15,817,446.43       4.62 %
             8.625%       45   $  18,117,715.01       5.29 %
             8.750%       43   $  13,575,508.94       3.96 %
             8.875%       19   $   5,263,566.36       1.54 %
             9.000%       10   $   4,501,445.61       1.31 %
             9.250%        2   $     680,856.92       0.20 %
                       -----   ----------------    -----------
            TOTAL       1032   $ 342,543,635.46     100.00 %
                       =====   ================

          c)Pass-Through Rates: 1997-8 Group II


                               AGGREGATE                  WEIGHTED AVERAGE
                               BALANCES AS    WEIGHTED        SCHEDULED
               RANGE OF        OF THE CUT-    AVERAGE      REMAINING TERM
          PASS-THROUGH RATES   OFF DATE       MIRS          (in months)
          ------------------ ---------------  -----------  ----------------
           6.501 -  6.750%   $  1,844,447.42     7.000%          357
           6.751 -  7.000%   $ 11,214,942.14     7.225%          358
           7.001 -  7.250%   $ 32,616,108.82     7.466%          358
           7.251 -  7.500%   $ 68,988,042.25     7.699%          358
           7.501 -  7.750%   $ 97,144,934.26     7.927%          358
           7.751 -  8.000%   $ 55,406,843.67     8.183%          359
           8.001 -  8.250%   $ 33,189,224.06     8.433%          357
           8.251 -  8.500%   $ 31,693,223.95     8.679%          356
           8.501 -  8.750%   $  9,765,011.97     8.933%          352
           8.751 -  9.000%   $    680,856.92     9.250%          360
                             ---------------    ------         ------
                             $342,543,635.46     8.001% *        358 *
                             ===============

          * Represents a weighted average (by principal balance) of all the Mortgage Loans.

          d)Original Principal Balances: 1997-8 Group II


                                             AGGREGATE       PERCENTAGE
                                 NUMBER      BALANCES AS     OF AGGREGATE
          ORIGINAL                 OF        OF THE CUT-     BALANCE OF
          BALANCES               LOANS       OFF DATE        POOL
          -------------------    ------ ----------------    ------------
          $ 50,000 OR LESS           0   $            .00       0.00 %
          $ 50,001 - 75,000          0   $            .00       0.00 %
          $ 75,001 - 100,000         0   $            .00       0.00 %
          $100,001 - 150,000         0   $            .00       0.00 %
          $150,001 - 200,000         0   $            .00       0.00 %
          $200,001 - 250,000       280   $  65,305,129.23      19.06 %
          $250,001 - 300,000       310   $  85,109,962.18      24.85 %
          $300,001 - 350,000       151   $  48,790,728.61      14.24 %
          $350,001 - 400,000       132   $  49,798,776.15      14.54 %
          $400,001 - 450,000        51   $  21,705,790.19       6.34 %
          $450,001 - 500,000        38   $  18,034,141.35       5.26 %
          OVER $500,000             70   $  53,799,107.75      15.71 %
                                 ------  ----------------    ------------
          TOTAL                  1,032   $ 342,543,635.46     100.00 %
                                 ======  ================

          Outstanding principal balance of the smallest Mortgage Loan at the Cut-Off Date: $210,200.45

          Outstanding principal balance of the largest Mortgage Loan at the Cut-Off Date: $2,498,405.83

          e)Years of initial Monthly Payment: 1997-8 Group II


                                AGGREGATE         PERCENTAGE
           YEAR      NUMBER     BALANCES AS       OF AGGREGATE
            OF         OF       OF THE CUT-       BALANCE OF
          PAYMENT    LOANS      OFF DATE          POOL
          -------    ------  -----------------   ------------
            1991         3   $      858,907.56       0.25 %
            1992         3   $      902,740.21       0.26 %
            1993         2   $      584,570.40       0.17 %
            1994         2   $      476,731.51       0.14 %
            1995         2   $      483,613.09       0.14 %
            1996         2   $      552,017.74       0.16 %
            1997      1018   $  338,685,054.95      98.87 %
                     ------  -----------------   ------------
          TOTAL       1032   $  342,543,635.46     100.00 %
                     ======  =================

          f)Current Loan-to-Value Ratios: 1997-8 Group II


                                     AGGREGATE         PERCENTAGE
            CURRENT       NUMBER     BALANCES AS       OF AGGREGATE
          LOAN-TO-VALUE     OF       OF THE CUT-       BALANCE OF
             RATIOS       LOANS      OFF DATE          POOL
          --------------  ------  -----------------   ------------
          60.00% OR LESS    104   $   41,747,713.06      12.19 %
          60.01-70.00%      142   $   53,000,859.97      15.47 %
          70.01-75.00%      173   $   60,672,642.78      17.71 %
          75.01-80.00%      451   $  142,291,189.40      41.54 %
          80.01-85.00%       19   $    5,514,832.84       1.61 %
          85.01-90.00%      104   $   29,183,789.37       8.52 %
          90.01-95.00%       39   $   10,132,608.04       2.96 %
          95.01% OR MORE      0   $             .00       0.00 %
                          ------  -----------------   ------------
               TOTAL       1032   $  342,543,635.46     100.00 %
                          ======  =================

          g)Types of Mortgaged Properties: 1997-8 Group II




                                             AGGREGATE         PERCENTAGE
                                 NUMBER      BALANCES AS       OF AGGREGATE
          PROPERTY                 OF        OF THE CUT-       BALANCE OF
          TYPES                   LOANS      OFF DATE          POOL
          ------------           ------  -----------------     ------------
          SINGLE FAMILY DETACHED    902  $  301,654,983.17      88.06 %
          DUPLEX                     23  $    6,550,635.61       1.91 %
          TRIPLEX                     6  $    2,153,903.47       0.63 %
          FOURPLEX                   15  $    4,571,474.26       1.33 %
          TOWNHOUSE                   5  $    1,441,420.41       0.42 %
          CONDOMINIUM                33  $    9,669,047.87       2.82 %
          PLANNED UNIT DEVELOPMENT   40  $   11,844,536.26       3.46 %
          HI-RISE CONDO               5  $    3,712,595.90       1.08 %
          HOUSING COOPERATIVES        3  $      945,038.51       0.28 %
                                 ------  -----------------     ------------
          TOTAL                    1032  $  342,543,635.46     100.00 %
                                 ======  =================

     h)Geographic Distribution by state: 1997-8 Group II




                                        AGGREGATE         PERCENTAGE
                            NUMBER      BALANCES AS       OF AGGREGATE
                              OF        OF THE CUT-       BALANCE OF
     STATE                  LOANS       OFF DATE          POOL
     --------------------   ------  -----------------     ------------
     ALABAMA                     3  $      997,635.30       0.29 %
     ARIZONA                    26  $    7,479,208.33       2.18 %
     CALIFORNIA                456  $  157,839,164.16      46.08 %
     COLORADO                   46  $   16,318,297.43       4.76 %
     CONNECTICUT                18  $    7,373,838.83       2.15 %
     DELAWARE                    1  $      231,505.58       0.07 %
     FLORIDA                    34  $   10,723,058.47       3.13 %
     GEORGIA                    21  $    5,979,398.01       1.75 %
     HAWAII                     17  $    5,734,438.84       1.67 %
     IDAHO                       1  $      367,733.65       0.11 %
     ILLINOIS                   53  $   17,299,252.17       5.05 %
     INDIANA                     4  $    1,136,458.75       0.33 %
     IOWA                        1  $      230,237.39       0.07 %
     KANSAS                      2  $      537,447.15       0.16 %
     KENTUCKY                    3  $      982,511.32       0.29 %
     MARYLAND                   28  $    8,001,167.35       2.34 %
     MASSACHUSETTS              28  $    9,036,501.16       2.64 %
     MICHIGAN                   14  $    5,038,857.89       1.47 %
     MINNESOTA                   8  $    2,433,546.20       0.71 %
     MISSOURI                    5  $    1,390,564.60       0.41 %
     MONTANA                     2  $      527,151.12       0.15 %
     NEBRASKA                    1  $      218,000.00       0.06 %
     NEVADA                      7  $    2,285,184.96       0.67 %
     NEW HAMPSHIRE               1  $      349,312.89       0.10 %
     NEW JERSEY                 39  $   15,394,246.80       4.49 %
     NEW MEXICO                  1  $      279,500.46       0.08 %
     NEW YORK                   48  $   17,416,703.77       5.08 %
     NORTH CAROLINA              8  $    2,107,378.81       0.62 %
     OHIO                       18  $    5,632,030.64       1.64 %
     OKLAHOMA                    1  $      250,000.00       0.07 %
     OREGON                     25  $    7,189,857.50       2.10 %
     PENNSYLVANIA               20  $    5,632,356.52       1.64 %
     RHODE ISLAND                1  $      226,916.59       0.07 %
     SOUTH CAROLINA              2  $      459,681.81       0.13 %
     TENNESSEE                   7  $    1,987,599.37       0.58 %
     TEXAS                      22  $    6,012,639.55       1.76 %
     UTAH                       22  $    6,456,970.16       1.89 %
     VIRGINIA                   16  $    4,625,708.17       1.35 %
     WASHINGTON                 19  $    5,609,386.11       1.64 %
     WEST VIRGINIA               1  $      265,692.79       0.08 %
     WISCONSIN                   1  $      237,492.81       0.07 %
     WYOMING                     1  $      249,002.05       0.07 %
                            ------  -----------------     ------------
                     TOTAL    1032  $  342,543,635.46     100.00 %

               i)Scheduled maturity years: 1997-8 Group II




                                       AGGREGATE        PERCENTAGE
                   YEAR    NUMBER      BALANCES AS      OF AGGREGATE
                    OF       OF        OF THE CUT-      BALANCE OF
                 MATURITY  LOANS       OFF DATE         POOL
                 --------  ------  ------------------   ------------
                    2017        1   $      218,923.22       0.06 %
                    2021        3   $      858,907.56       0.25 %
                    2022        3   $      902,740.21       0.26 %
                    2023        2   $      584,570.40       0.17 %
                    2024        3   $      716,097.83       0.21 %
                    2025        1   $      244,246.77       0.07 %
                    2026        2   $      552,017.74       0.16 %
                    2027     1017   $  338,466,131.73      98.81 %
                           ------  ------------------   ------------
                 TOTAL       1032   $  342,543,635.46     100.00 %
                           ======  ==================


               Weighted average (by principal balance) remaining term (adjusted for curtailments) of the Mortgage Loans calculated as of the Cut-Off Date:357.7


               Latest scheduled maturity of any Mortgage Loan:11/01/2027

        j)Original Terms: 1997-8 Group II




                                        AGGREGATE        PERCENTAGE
                           NUMBER       BALANCES AS      OF AGGREGATE
           LOAN TERM         OF         OF THE CUT-      BALANCE OF
          (IN MONTHS)      LOANS        OFF DATE         POOL
        ---------------    ------   ----------------     ------------
              240               1   $     218,923.22       0.06 %
              360            1031   $ 342,324,712.24      99.94 %
                           ------   ----------------     ------------
           TOTAL             1032   $ 342,543,635.46     100.00 %
                           ======   ================

     k)Documentation Program Types: 1997-8 Group II




                                             AGGREGATE      PERCENTAGE
                                  NUMBER     BALANCES AS    OF AGGREGATE
                                    OF       OF THE CUT-    BALANCE OF
     LOAN TYPE                    LOANS      OFF DATE       POOL
     -------------------------    ------  ----------------  ------------
     NO RATIO                       74   $   25,435,839.89       7.43 %
     FULL DOCUMENTATION            696   $  227,626,584.35      66.45 %
     LIMITED DOCUMENTATION         242   $   83,201,725.62      24.29 %
     NO VERIFY                      20   $    6,279,485.60       1.83 %
                                  ------  ----------------  ------------
                       TOTAL      1032   $  342,543,635.46     100.00 %
                                  ======  ================

              a) Number of loans: 433
              b) Mortgage Interest Rates:1997-8 Group III



                                       AGGREGATE      PERCENTAGE
              MORTGAGE     NUMBER      BALANCES AS    OF AGGREGATE
              INTEREST       OF        OF THE CUT-    BALANCE OF
              RATE (MIR)   LOANS       OFF DATE       THE POOL
              ----------   ------  ----------------   ------------
                 6.500%        2  $      859,385.67       0.82 %
                 6.625%        2  $      501,500.54       0.48 %
                 6.750%        4  $    1,493,407.60       1.43 %
                 6.875%        7  $    2,387,683.05       2.29 %
                 7.000%       18  $    4,911,521.57       4.70 %
                 7.125%       13  $    4,535,309.02       4.34 %
                 7.150%        1  $      389,913.34       0.37 %
                 7.250%       34  $   10,973,103.16      10.51 %
                 7.375%       30  $    9,305,666.55       8.91 %
                 7.500%       58  $   16,555,110.54      15.86 %
                 7.625%       35  $   10,015,706.35       9.59 %
                 7.750%       50  $   13,283,275.49      12.72 %
                 7.875%       40  $   10,205,245.41       9.78 %
                 8.000%       38  $    6,458,428.22       6.19 %
                 8.125%       19  $    2,927,746.36       2.80 %
                 8.250%       25  $    2,288,206.19       2.19 %
                 8.375%       10  $    1,311,791.87       1.26 %
                 8.500%       18  $    1,825,394.21       1.75 %
                 8.625%       10  $    1,259,700.96       1.21 %
                 8.750%        6  $      502,957.95       0.48 %
                 8.875%        4  $      179,075.96       0.17 %
                 9.000%        3  $      520,269.82       0.50 %
                 9.125%        2  $      959,106.31       0.92 %
                 9.250%        4  $      745,151.96       0.71 %
                           -----   ----------------    -----------
                TOTAL        433  $  104,394,658.10     100.00 %
                           =====   ================

          c)Pass-Through Rates: 1997-8 Group III



                               AGGREGATE                  WEIGHTED AVERAGE
                               BALANCES AS    WEIGHTED        SCHEDULED
               RANGE OF        OF THE CUT-    AVERAGE      REMAINING TERM
          PASS-THROUGH RATES   OFF DATE       MIRS          (in months)
          ------------------ --------------  -----------  ----------------
           6.251 -  6.500%  $  1,360,886.21     6.546%          178
           6.501 -  6.750%  $  5,248,596.37     6.872%          177
           6.751 -  7.000%  $ 13,879,214.15     7.143%          176
           7.001 -  7.250%  $ 27,447,419.87     7.407%          177
           7.251 -  7.500%  $ 21,738,960.23     7.647%          177
           7.501 -  7.750%  $ 21,003,130.97     7.873%          177
           7.751 -  8.000%  $  6,413,001.26     8.146%          176
           8.001 -  8.250%  $  3,137,186.08     8.448%          175
           8.251 -  8.500%  $  1,762,658.91     8.661%          175
           8.501 -  8.750%  $    699,345.78     8.968%          173
           8.751 -  9.000%  $  1,704,258.27     9.180%          175
                            ---------------    ------         ------
                            $104,394,658.10     7.615% *        177 *
                            ===============


          * Represents a weighted average (by principal balance) of all the Mortgage Loans.

               d)Original Principal Balances: 1997-8 Group III



                                                  AGGREGATE       PERCENTAGE
                                      NUMBER      BALANCES AS     OF AGGREGATE
               ORIGINAL                 OF        OF THE CUT-     BALANCE OF
               BALANCES               LOANS       OFF DATE        POOL
               -------------------    ------  ----------------    ------------
               $ 50,000 OR LESS          42  $    1,675,943.54       1.61 %
               $ 50,001 - 75,000         37  $    2,307,411.74       2.21 %
               $ 75,001 - 100,000        38  $    3,261,558.77       3.12 %
               $100,001 - 150,000        40  $    4,793,724.68       4.59 %
               $150,001 - 200,000        12  $    2,016,462.84       1.93 %
               $200,001 - 250,000        54  $   12,538,311.66      12.01 %
               $250,001 - 300,000        81  $   22,279,749.40      21.34 %
               $300,001 - 350,000        37  $   11,976,474.24      11.47 %
               $350,001 - 400,000        31  $   11,574,149.15      11.09 %
               $400,001 - 450,000        14  $    6,016,001.56       5.76 %
               $450,001 - 500,000        19  $    9,007,751.82       8.63 %
               OVER $500,000             28  $   16,947,118.70      16.23 %
                                      ------  ----------------    ------------
               TOTAL                    433  $  104,394,658.10     100.00 %
                                      ======  ================


               Outstanding principal balance of the smallest Mortgage Loan at the Cut-Off Date: $21,688.24

               Outstanding principal balance of the largest Mortgage Loan at the Cut-Off Date: $988,196.43

                e) Years of initial Monthly Payment: 1997-8 Group III



                                      AGGREGATE         PERCENTAGE
                 YEAR      NUMBER     BALANCES AS       OF AGGREGATE
                  OF         OF       OF THE CUT-       BALANCE OF
                PAYMENT    LOANS      OFF DATE          POOL
                -------    ------  ----------------     ------------
                  1994         1  $      389,913.34       0.37 %
                  1996         2  $      445,741.83       0.43 %
                  1997       430  $  103,559,002.93      99.20 %
                           ------  ----------------     ------------
                TOTAL        433  $  104,394,658.10     100.00 %
                           ======  ================

               f)Current Loan-to-Value Ratios: 1997-8 Group III



                                          AGGREGATE         PERCENTAGE
                 CURRENT       NUMBER     BALANCES AS       OF AGGREGATE
               LOAN-TO-VALUE     OF       OF THE CUT-       BALANCE OF
                  RATIOS       LOANS      OFF DATE          POOL
               --------------  ------  ----------------     ------------
               60.00% OR LESS    118  $   22,691,784.74      21.74 %
               60.01-70.00%       88  $   23,253,571.13      22.27 %
               70.01-75.00%       90  $   22,488,870.50      21.54 %
               75.01-80.00%      120  $   32,586,008.38      31.21 %
               80.01-85.00%        2  $      616,053.71       0.59 %
               85.01-90.00%       13  $    2,242,914.40       2.15 %
               90.01-95.00%        2  $      515,455.24       0.49 %
               95.01% OR MORE      0  $             .00       0.00 %
                               ------  ----------------     ------------
                    TOTAL        433  $  104,394,658.10     100.00 %
                               ======  ================

          g)Types of Mortgaged Properties:1997-8 Group III



                                             AGGREGATE         PERCENTAGE
                                 NUMBER      BALANCES AS       OF AGGREGATE
          PROPERTY                 OF        OF THE CUT-       BALANCE OF
          TYPES                   LOANS      OFF DATE          POOL
          ------------           ------  -----------------     ------------
          SINGLE FAMILY DETACHED    322  $   81,418,347.13      77.99 %
          DUPLEX                     14  $    2,462,463.60       2.36 %
          TRIPLEX                     1  $       47,020.01       0.05 %
          FOURPLEX                    2  $      203,663.41       0.20 %
          CONDOMINIUM                20  $    3,361,195.66       3.22 %
          PLANNED UNIT DEVELOPMENT   63  $   16,745,754.83      16.04 %
          HI-RISE CONDO               1  $      156,213.46       0.15 %
                                 ------  -----------------     ------------
          TOTAL                     433  $  104,394,658.10     100.00 %
                                 ======  =================

     h)Geographic Distribution by state:1997-8 Group III


                                        AGGREGATE         PERCENTAGE
                            NUMBER      BALANCES AS       OF AGGREGATE
                              OF        OF THE CUT-       BALANCE OF
     STATE                  LOANS       OFF DATE          POOL
     --------------------   ------  -----------------     ------------
     ALABAMA                     4  $      560,638.38       0.54 %
     ARIZONA                    18  $    4,582,155.42       4.39 %
     ARKANSAS                    1  $       43,116.16       0.04 %
     CALIFORNIA                112  $   36,091,369.21      34.57 %
     COLORADO                    8  $    1,768,545.76       1.69 %
     CONNECTICUT                 1  $      217,950.27       0.21 %
     DELAWARE                    3  $      543,884.54       0.52 %
     DISTRICT OF COLUMBIA        1  $      246,705.06       0.24 %
     FLORIDA                    36  $    4,682,957.18       4.49 %
     GEORGIA                    11  $    4,135,930.09       3.96 %
     IDAHO                       2  $      168,608.71       0.16 %
     ILLINOIS                   27  $    4,881,989.10       4.68 %
     INDIANA                     3  $    1,242,649.20       1.19 %
     KENTUCKY                    4  $      972,104.82       0.93 %
     LOUISIANA                   1  $      247,720.69       0.24 %
     MAINE                       1  $      386,203.18       0.37 %
     MARYLAND                    9  $    3,051,324.83       2.92 %
     MASSACHUSETTS               9  $    2,295,423.37       2.20 %
     MICHIGAN                   30  $    5,418,678.10       5.19 %
     MINNESOTA                   3  $      415,909.35       0.40 %
     MISSOURI                    7  $    1,300,294.79       1.25 %
     MONTANA                     2  $      425,743.20       0.41 %
     NEVADA                      3  $      856,091.19       0.82 %
     NEW HAMPSHIRE               1  $      258,458.74       0.25 %
     NEW JERSEY                 14  $    3,101,746.51       2.97 %
     NEW MEXICO                  6  $      692,844.08       0.66 %
     NEW YORK                   12  $    2,244,728.16       2.15 %
     NORTH CAROLINA              7  $    1,977,927.43       1.89 %
     OHIO                       17  $    3,583,354.92       3.43 %
     OKLAHOMA                    4  $      332,530.34       0.32 %
     OREGON                      6  $    1,309,478.61       1.25 %
     PENNSYLVANIA               14  $    5,061,617.62       4.85 %
     SOUTH CAROLINA              5  $      912,562.26       0.87 %
     TENNESSEE                   2  $      352,755.13       0.34 %
     TEXAS                      31  $    5,831,583.68       5.59 %
     UTAH                        1  $       39,045.93       0.04 %
     VIRGINIA                    4  $      851,484.60       0.82 %
     WASHINGTON                  2  $      164,779.71       0.16 %
     WISCONSIN                  11  $    3,143,767.78       3.01 %
                            ------  -----------------     ------------
                     TOTAL     433  $  104,394,658.10     100.00 %
                            ======    ===============

              i) Scheduled maturity years:1997- Group III



                                       AGGREGATE        PERCENTAGE
                   YEAR    NUMBER      BALANCES AS      OF AGGREGATE
                    OF       OF        OF THE CUT-      BALANCE OF
                 MATURITY  LOANS       OFF DATE         POOL
                 --------  ------  ------------------   ------------
                    2007        2   $       87,127.01       0.08 %
                    2009        1   $      389,913.34       0.37 %
                    2011        4   $      955,391.38       0.92 %
                    2012      426   $  102,962,226.37      98.63 %
                           ------  ------------------   ------------
                 TOTAL        433   $  104,394,658.10     100.00 %
                           ======  ==================


               Weighted average (by principal balance) remaining term (adjusted for curtailments) of the Mortgage Loans calculated as of the Cut-Off Date: 176.0 months


               Latest scheduled maturity of any Mortgage Loan:
                                           Novemebr ,2012

           j) Original Terms: 1997-8 Group III




                                        AGGREGATE        PERCENTAGE
                           NUMBER       BALANCES AS      OF AGGREGATE
           LOAN TERM         OF         OF THE CUT-      BALANCE OF
          (IN MONTHS)      LOANS        OFF DATE         POOL
        ---------------    ------   ----------------     ------------
              120               2   $      87,127.01       0.08 %
              180             431   $ 104,307,531.09      99.92 %
                           ------   ----------------     ------------
           TOTAL              433   $ 104,394,658.10     100.00 %
                           ======   ================

     k)Documentation Program Types: 1997-8 Group III




                                             AGGREGATE      PERCENTAGE
                                  NUMBER     BALANCES AS    OF AGGREGATE
                                    OF       OF THE CUT-    BALANCE OF
     LOAN TYPE                    LOANS      OFF DATE       POOL
     -------------------------    ------  ----------------  ------------
     NO RATIO                       14   $    2,410,963.85       2.31 %
     FULL DOCUMENTATION            276   $   82,441,765.53      78.97 %
     LIMITED DOCUMENTATION         105   $   15,978,064.52      15.31 %
     NO VERIFY                      38   $    3,563,864.20       3.41 %
                                  ------  ----------------  ------------
                       TOTAL       433   $  104,394,658.10     100.00 %
                                  ======  ================

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         The following exhibit is furnished herewith:

         4.1 Pooling and Servicing Agreement between PNC Mortgage Securities Corp., Depositor, Certificate Administrator and Master Servicer, IndyMac, Inc., as Master Servicer, and U.S. Bank National Association, Trustee, dated as of November 1, 1997.

                               SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 8, 1997.

                        PNC MORTGAGE SECURITIES
                        CORP.
                        (Registrant)

                        By:  \s\ Thomas G. Lehmann
                                --------------------------------
                                Thomas G. Lehmann
                                Vice President
                                (Authorized Officer)